UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2021

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SRLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On April 19, 2021, Ben Hennelly, currently a member of the board of directors (the "Board") of Sprague Resources GP LLC, the general partner (the "General Partner") of Sprague Resources LP (the “Partnership”), entered into an offer letter (the “Offer Letter”), under which Mr. Hennelly will serve as Chief Information Officer ("CIO") for the General Partner effective as of July 1, 2021.

Pursuant to the Offer Letter, the General Partner has agreed to pay Mr. Hennelly $265,000 annually with a discretionary, annual incentive compensation opportunity equal to 100% of base salary, of which 25% would be deferred and paid out over three successive years. The General Partner may terminate Mr. Hennelly with or without cause at any time.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1, and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 19, 2021, Ben Hennelly informed the General Partner that he intends to resign from the Board effective July 1, 2021. However, Mr. Hennelly may resign earlier as a result of the previously announced transaction with a subsidiary of Hartree Partners, LP. Mr. Hennelly's resignation is not the result of any disagreement with the Partnership on any matter relating to the Partnership's operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT    DESCRIPTION
10.1        Offer of Employment
104        Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer & Secretary

Dated: April 21, 2021